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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             FIXED INCOME PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the three months ended March 31, 1998, the Portfolio had a total return of 1.53% for the Class A shares and 1.51% for the Class B shares as compared to a total return of 1.56% for the Lehman Aggregate Bond Index
PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
----------------------------------------------------

                                                 TOTAL RETURNS(2)
                                --------------------------------------------------
                                                                        AVERAGE
                                                          AVERAGE       ANNUAL
                                                ONE       ANNUAL         SINCE
                                    YTD        YEAR     FIVE YEARS     INCEPTION
                                   -----     ---------  -----------  -------------
PORTFOLIO--CLASS A............        1.53%      11.76%       7.03%         8.45%
PORTFOLIO--CLASS B............        1.51       11.61         N/A          6.82
INDEX--CLASS A................        1.56       11.99        6.94          8.44
INDEX--CLASS B................        1.56       11.99         N/A          6.60

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

(the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of 11.76% for Class A shares and 11.61% for Class B shares compared to 11.99% for the Index. For the five year period ended March 31, 1998, the average annual total return of Class A was 7.03% compared to 6.94% for the Index. From inception on May 15, 1991 through March 31, 1998, the average annual total return of Class A was 8.45% compared to 8.44% for the Index. From inception on January 2, 1996 through March 31, 1998, the average annual total return of Class B was 6.82% compared to 6.60% for the Index. As of March 31, 1998, the Portfolio had an SEC 30-day yield of 5.63% for the Class A shares and 5.48% for the Class B shares.

The fixed income markets provided respectable, if unspectacular, quarterly returns to start 1998. With U.S. Treasury yields falling marginally across most of the yield curve during the quarter, the Lehman Aggregate Bond Index returned 1.56% and the Lehman Government Corporate Index returned 1.52% for the quarter. Given that first quarter returns were negative in three of the prior four years, these returns represent a very reasonable start to the year.

At the start of the quarter, the markets remained primarily focused on the events in Asia and the potential impact of these events on the global economy and financial system. With most Asian equity markets plummeting early in January, the markets appeared ready to assume that the consequences of the Asian turmoil for the global economy would be severe. U.S. Treasuries responded by rallying sharply, particularly in shorter maturities, which are often seen as a safe haven in times of crisis. Indeed, by the second week in January, two year maturity Treasury yields were well below the Fed Funds rate, indicating strong expectations of a Fed easing. This, however, proved to be the low point in yields for the quarter.

In response to attractive valuation levels, equity markets globally began to recover. The implementation of reform programs and easing of the short-term liquidity crisis, particularly in Korea, helped take pressure off the markets. Moreover, while Asian economies have slowed dramatically, the U.S. economy has remained strong. With less fear of a near-term financial crisis, bond yields rose back towards the levels at which they started the year, then fluctuated in a narrow range for the remainder of the quarter.

While the prospect of a widespread global financial markets crisis resulting from the Asian problems may have passed, the situation introduces more uncertainty into the outlook for the U.S. economy and thus remains a key focus of the Federal Reserve. Expectations for a slowdown in the U.S. economy caused by the Asian problems did not materialize in the first quarter, as weakness from external sectors has been more than offset by domestic strength. Whether this remains so in the future is unclear and the fragility observed recently in the Japanese economy further adds to the uncertainty. The Asian weakness has, however, contributed to a decline in global commodity prices, further restraining what had already been the best sustained U.S. inflation statistics in thirty years. Thus, at least for now, the U.S. economy has continued its highly favorable pattern of strong economic growth and low inflation and until the Fed has convincing information as to whether the Asian problem will alter this pattern, they are unlikely to change monetary policy.

From a sector standpoint, following a weak performance in January, in general, non-Treasury sectors modestly outperformed comparable duration Treasuries over the quarter. Corporate bonds, which have historically performed very well in January, failed to do so this year as heavy issuance and the Asian crisis pressured spreads. Nevertheless, as equity markets recovered, corporate spreads responded to end the quarter roughly unchanged, outperforming Treasuries because of their yield advantage. Mortgage pass-throughs, which had outperformed Treasuries in 1997 despite rallying markets, finally cheapened in January as prepayment fears surged. However, the subsequent backup in rates reduced these concerns and, supported by a reduction in volatility, the sector managed a small outperformance for the quarter.

We began the quarter slightly long in duration to our benchmarks based on the favorable interest rate trend and reasonable, although not compelling, bond valuation. In February, the favorable interest rate trend appeared to have ended and we brought duration back to neutral. With the exception of mortgage pass-throughs, we held an overweighting of yield advantaged sectors as long-term valuations were favorable despite the near-term spread volatility that these sectors had witnessed. Among these sectors, we continued to hold a substantial overweighting in commercial mortgage-backed and asset-backed securities as good substitutes for both corporate bonds and mortgage pass-throughs. Most of our focus was on opportunistically adjusting holdings within sectors, rather than broad-based sector changes.

After holding a long duration position for most of the past year, we begin the second quarter neutral in duration to our benchmarks. Such a position is now appropriate, with market valuation in terms of real yields representing fair value and no clear interest rate trend. We are, however, still overweight in yield advantaged sectors and anticipate remaining so over the quarter. The strength in equity markets suggests corporate credit fundamentals are healthy and the corporate sector should perform well. The commercial mortgage-backed and asset-backed sectors continue to hold appeal as a high quality substitute for corporate bonds and high convexity substitute for mortgage pass-throughs. Mortgage pass-throughs remain an exception to our sector overweightings and we await better valuations before adding to this sector.

Warren Ackerman, III
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ----------
FIXED INCOME SECURITIES (95.7%)
 US GOVERNMENT AND AGENCY OBLIGATIONS (62.5%)
   US TREASURY BONDS (2.3%)
$         4,250    6.25%, 8/15/23                       $   4,381
                                                        ----------
   US TREASURY NOTES (38.5%)
          5,000    3.625%, 7/15/02 (Inflation
                    Indexed)                                4,950
         10,000    6.00%, 7/31/02                          10,123
         30,000    7.25%, 8/15/04                          32,452
         25,000    6.50%, 8/15/05                          26,129
                                                        ----------
                                                           73,654
                                                        ----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
              8    13.00%, 9/01/10                             10
                                                        ----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.4%)
          3,759    6.00%, 9/01/10                           3,718
          4,957    6.00%, 2/01/11                           4,887
          3,121    8.00%, 2/01/12                           3,220
          7,500    6.00%, 4/01/13                           7,380
          8,267    6.50%, 4/01/24                           8,211
                                                        ----------
                                                           27,416
                                                        ----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.3%)
          6,837    7.50%, 8/15/26                           7,012
          1,829    7.00%, 2/15/28                           1,848
          5,130    7.00%, 2/15/28                           5,183
                                                        ----------
                                                           14,043
                                                        ----------
 TOTAL US GOVERNMENT AND AGENCY OBLIGATIONS               119,504
                                                        ----------
 CORPORATE BONDS AND NOTES (24.5%)
   CONSUMER STAPLES (1.3%)
          2,500    Philip Morris (Floating Rate),
                    6.15%, 3/15/00                          2,495
                                                        ----------
   ELECTRONICS (2.8%)
          3,000    Sony Corp., 6.125%, 3/04/03              2,993
          2,000    Telefonica de Argentina, (Yankee
                    Bond) 11.875%, 11/01/04                 2,300
                                                        ----------
                                                            5,293
                                                        ----------
   FINANCE (17.7%)
          2,500    American General Institutional
                    Capital, Series A, Series 144A,
                    7.57%, 12/01/45                         2,566
          2,000    BankAmerica, Series 144A, 7.70%,
                    12/31/26                                2,059
          1,500    BT Capital Trust, Series B1,
                    Series 144A, 7.90%, 1/15/27             1,531

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ----------
$         2,000    First Chicago Corp., Series 144A,
                    7.75%, 12/01/26                     $   2,029
          3,381    First Union-Lehman Brothers
                    Commercial Mortgage, Series
                    97-C2A1, 6.479%, 3/18/04                3,406
          2,500    General Motors Acceptance Corp.,
                    7.375%, 6/22/00                         2,568
          3,000    Goldman Sachs Group, 6.25%,
                    2/01/03                                 3,014
          2,500    Hutchison Whampoa Ltd., Class B,
                    Series 144A, 7.45%, 8/01/17             2,288
          1,300    Lehman Brothers Holdings, Inc.,
                    7.375%, 5/15/04                         1,354
          4,112    Lehman Brothers Large Loan, Series
                    97-LLI A1, 6.79%, 6/12/04               4,215
          1,500    Liberty Mutual Insurance Co.,
                    Series 144A, 7.697%, 10/15/2097         1,556
          1,500    Lumbermens Mutual Casualty Co.,
                    Series 144A, 9.15%, 7/01/26             1,734
          4,000    Merrill Lynch & Co., 6.00%,2/12/03       3,970
          1,500    Simon Debartolo Group Series MTN,
                    7.125%, 9/20/07                         1,535
                                                        ----------
                                                           33,825
                                                        ----------
   HEALTH CARE SUPPLIES & SERVICES (0.6%)
          1,100    Columbia/HCA Healthcare, Series
                    MTN, 8.85% , 1/01/07                    1,126
                                                        ----------
   MANUFACTURING (1.0%)
          2,000    Ford Motor Co., 6.625%, 2/15/28          1,940
                                                        ----------
   RETAIL-GENERAL (1.1%)
          2,250    Nordstrom Inc., 6.95%, 3/15/28           2,252
                                                        ----------
 TOTAL CORPORATE BONDS AND NOTES                           46,931
                                                        ----------
 ASSET BACKED SECURITIES (8.7%)
              6    Federal National Mortgage
                    Association, REMIC, Series
                    92-59F, (Floating Rate), 6.15%,
                    8/25/06                                     6
          1,500    First Plus Home Loan Trust Series
                    1997-4, Class A4, 6.57%, 4/10/13        1,505
          3,000    Merrill Lynch Mortgage Investors,
                    Inc., Series 1998-C2, Class A1,
                    6.22%, 2/15/30                          3,005
          2,892    Mid-State Trust, Series IV A,
                    8.33%, 4/01/30                          3,153
          1,845    Resolution Trust Corp., Series
                    91-M5, Class A, 9.00%, 3/25/17          1,846
          4,000    Standard Credit Card Trust, 6.75%,
                    6/07/00                                 4,006

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ----------
$         3,000    Team Fleet Financing Corp., Series
                    144A, 7.35%, 5/15/03                $   3,091
                                                        ----------
 TOTAL ASSET BACKED SECURITIES                             16,612
                                                        ----------
TOTAL FIXED INCOME SECURITIES (Cost $180,756)             183,047
                                                        ----------
SHORT-TERM INVESTMENT (4.2%)
 REPURCHASE AGREEMENT (4.2%)
          8,037    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $8,038,
                    collateralized by U.S. Treasury
                    Notes, 6.625%, due 3/31/02,
                    valued at $8,208 (Cost $8,037)          8,037
                                                        ----------
TOTAL INVESTMENTS (99.9%) (Cost $188,793)                 191,084
                                                        ----------
OTHER ASSETS AND LIABILITIES (0.1%)
  Other Assets                                              1,847
  Liabilities                                              (1,732)
                                                        ----------
                                                              115
                                                        ----------
NET ASSETS (100%)                                       $ 191,199
                                                        ----------
                                                        ----------
CLASS A:
NET ASSETS                                               $186,824
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
  Applicable to 17,062,101 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $10.95
                                                        ----------
                                                        ----------
CLASS B:
NET ASSETS                                                 $4,375
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
  Applicable to 399,353 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $10.96
                                                        ----------
                                                        ----------

----------------------------------
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown were those in effect on March 31, 1998.

Inflation Index Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on March 31, 1998.

REMIC -- Real Estate Mortgage Investment Conduit